                                                                    Exhibit 32.2

            CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906
                          OF SARBANES-OXLEY ACT OF 2002

I, the undersigned William Handley, Chief Financial Officer of FIRSTPLUS
Financial Group, Inc. (the "Company"), do hereby certify, pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Quarterly Report on Form 10-QSB of the Company for the quarter ended June
30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Dated: August 17, 2007                    /s/ William Handley
                                                --------------------------------
                                                William Handley
                                                Chief Financial Officer
                                                Principal Accounting Officer